Accrued Expenses	12 Months Ended
Jan. 31, 2022
Accrued Liabilities [Abstract]
Accrued Expenses

10.	Accrued Expenses
The balance in accrued expenses at January 31, 2022 includes $1.1 million in cash received from a customer in January 2022, which was due to be remitted to a third party as a part of a factoring arrangement that is in place. This payment was due from the customer directly to the third party, and will be remitted to the third party. The balance also includes $722 in sales tax payable, primarily consisting of an accrual for remaining obligations combined with potential interest and penalties related to the results of a sales tax nexus review. The Company is in process of resolving these liabilities with the respective state jurisdictions.